Quarterly Holdings Report
for

Fidelity® Series International Credit Fund

September 30, 2019

SUN-QTLY-1119
1.9882623.102

Schedule of Investments September 30, 2019 (Unaudited)

Showing Percentage of Net Assets

Nonconvertible Bonds - 64.5%
		Principal Amount(a)	Value
Argentina - 0.7%
YPF SA 8.5% 3/23/21 (Reg. S)		$950,000	$819,850
Bailiwick of Jersey - 0.9%
Heathrow Funding Ltd. 7.125% 2/14/24	GBP	650,000	976,879
Denmark - 7.3%
Danske Bank A/S:
0.5% 8/27/25 (Reg. S) (b)	EUR	880,000	953,290
1.375% 5/24/22 (Reg. S)	EUR	450,000	505,255
5% 1/12/22 (c)		1,000,000	1,051,380
5.375% 1/12/24 (Reg. S)		1,250,000	1,373,168
Nykredit Realkredit A/S 4% 6/3/36 (Reg. S) (b)	EUR	2,762,000	3,173,554
ORSTED A/S 2.125% 5/17/27 (Reg. S)	GBP	500,000	649,485
Vestas Wind Systems A/S 2.75% 3/11/22 (Reg. S)	EUR	405,000	464,392

TOTAL DENMARK			8,170,524

Estonia - 0.3%
Luminor Bank A/S Estonia 1.375% 10/21/22 (Reg. S)	EUR	260,000	286,317
France - 4.2%
Dassault Systemes SA 0.125% 9/16/26 (Reg. S)	EUR	1,000,000	1,086,987
Iliad SA 0.625% 11/25/21 (Reg. S)	EUR	1,700,000	1,852,974
Lagardere S.C.A.:
1.625% 6/21/24 (Reg. S)	EUR	900,000	996,656
2.75% 4/13/23 (Reg. S)	EUR	700,000	804,321

TOTAL FRANCE			4,740,938

Germany - 7.6%
alstria office REIT-AG 0.5% 9/26/25 (Reg. S)	EUR	900,000	972,633
Bayer AG:
2.375% 4/2/75 (Reg. S) (b)	EUR	2,650,000	2,919,296
3% 7/1/75 (Reg S.) (b)	EUR	450,000	495,922
Deutsche Bank AG:
1.625% 2/12/21 (Reg. S)	EUR	3,100,000	3,416,349
5% 6/24/20	EUR	250,000	279,752
TLG Immobilien AG 0.375% 9/23/22 (Reg. S)	EUR	400,000	437,659

TOTAL GERMANY			8,521,611

Ireland - 2.4%
Allied Irish Banks PLC 4.125% 11/26/25 (Reg. S) (b)	EUR	1,005,000	1,138,712
Bank Ireland Group PLC 3.125% 9/19/27 (Reg. S) (b)	GBP	650,000	788,738
Cloverie PLC 4.5% 9/11/44 (Reg. S) (b)		702,000	726,570

TOTAL IRELAND			2,654,020

Italy - 1.3%
UniCredit SpA 6.572% 1/14/22 (c)		1,350,000	1,448,150
Luxembourg - 6.5%
Alpha Trains Finance SA 2.064% 6/30/25	EUR	802,000	929,770
Blackstone Property Partners Europe LP:
1.4% 7/6/22 (Reg. S)	EUR	360,000	402,999
1.75% 3/12/29 (Reg. S)	EUR	850,000	929,337
2% 2/15/24 (Reg. S)	EUR	400,000	459,789
2.2% 7/24/25 (Reg. S)	EUR	1,272,000	1,479,764
CPI Property Group SA 1.45% 4/14/22 (Reg. S)	EUR	1,540,000	1,715,241
Logicor Financing SARL 1.625% 7/15/27 (Reg. S)	EUR	1,010,000	1,121,603
Millicom International Cellular SA 6.625% 10/15/26 (c)		185,000	202,459

TOTAL LUXEMBOURG			7,240,962

Mexico - 3.6%
CEMEX S.A.B. de CV 3.125% 3/19/26 (Reg. S)	EUR	550,000	613,683
Gruma S.A.B. de CV 4.875% 12/1/24 (Reg. S)		465,000	501,473
Petroleos Mexicanos:
2.5% 11/24/22 (Reg. S)	EUR	100,000	110,630
3.625% 11/24/25 (Reg. S)	EUR	390,000	428,269
3.75% 2/21/24 (Reg. S)	EUR	2,050,000	2,318,886

TOTAL MEXICO			3,972,941

Netherlands - 3.4%
ABN AMRO Bank NV 4.4% 3/27/28 (Reg. S) (b)		400,000	412,076
Demeter Investments BV 5.75% 8/15/50 (Reg. S) (b)		550,000	602,602
Petrobras Global Finance BV 5.093% 1/15/30 (c)		439,000	457,943
Samvardhana Motherson Automotive Systems Group BV 1.8% 7/6/24 (Reg. S)	EUR	790,000	799,064
Teva Pharmaceutical Finance Netherlands III BV:
0.375% 7/25/20 (Reg. S)	EUR	502,000	532,338
4.5% 3/1/25	EUR	350,000	322,798
WPC Eurobond BV 2.25% 4/9/26	EUR	560,000	659,144

TOTAL NETHERLANDS			3,785,965

Spain - 0.4%
Indra Sistemas SA 3% 4/19/24 (Reg. S)	EUR	400,000	454,858
Sweden - 3.0%
Heimstaden Bostad AB 1.75% 12/7/21 (Reg. S)	EUR	1,560,000	1,751,944
Samhallsbyggnadsbolaget I Norden AB 1.75% 1/14/25 (Reg. S)	EUR	1,060,000	1,197,795
Vattenfall AB 0.5% 6/24/26 (Reg. S)	EUR	400,000	445,709

TOTAL SWEDEN			3,395,448

Switzerland - 6.0%
Credit Suisse Group AG:
5.75% 9/18/25 (Reg. S) (b)	EUR	800,000	918,497
6.5% 8/8/23 (Reg. S)		2,300,000	2,558,750
UBS AG 4.75% 2/12/26 (Reg. S) (b)	EUR	2,765,000	3,190,140

TOTAL SWITZERLAND			6,667,387

Turkey - 0.5%
Turkiye Garanti Bankasi A/S 6.25% 4/20/21 (Reg. S)		530,000	542,588
United Kingdom - 5.8%
Barclays PLC:
2% 2/7/28 (Reg. S) (b)	EUR	500,000	540,222
2.625% 11/11/25 (Reg. S) (b)	EUR	900,000	992,899
3.932% 5/7/25 (b)		200,000	206,624
CYBG PLC 3.125% 6/22/25 (Reg. S) (b)	GBP	295,000	354,266
Imperial Tobacco Finance PLC 3.5% 7/26/26 (c)		1,930,000	1,928,996
John Lewis PLC 6.125% 1/21/25	GBP	374,000	524,061
Marks & Spencer PLC 3.25% 7/10/27 (Reg. S)	GBP	750,000	913,340
Nationwide Building Society 3.622% 4/26/23 (b)(c)		355,000	361,915
Travis Perkins PLC:
4.375% 9/15/21 (Reg. S)	GBP	150,000	191,020
4.5% 9/7/23 (Reg. S)	GBP	350,000	452,892

TOTAL UNITED KINGDOM			6,466,235

United States of America - 10.6%
Bayer U.S. Finance II LLC 4.25% 12/15/25 (c)		1,650,000	1,761,574
CEMEX Finance LLC 4.625% 6/15/24	EUR	1,210,000	1,384,781
Citigroup, Inc. 4.3% 11/20/26		192,000	206,596
Ford Motor Credit Co. LLC 1.514% 2/17/23	EUR	1,300,000	1,414,132
General Electric Co.:
0.375% 5/17/22	EUR	100,000	108,363
1.25% 5/26/23	EUR	105,000	116,682
Goldman Sachs Group, Inc. 4.25% 10/21/25		1,013,000	1,085,927
International Flavors & Fragrances, Inc. 1.8% 9/25/26	EUR	900,000	1,041,607
Morgan Stanley:
3.95% 4/23/27		362,000	382,542
4.35% 9/8/26		600,000	650,478
Reynolds American, Inc. 4.45% 6/12/25		2,957,000	3,154,711
Time Warner Cable, Inc. 4.5% 9/15/42		475,000	467,111

TOTAL UNITED STATES OF AMERICA			11,774,504

TOTAL NONCONVERTIBLE BONDS
(Cost $73,462,310)			71,919,177

U.S. Government and Government Agency Obligations - 2.4%
U.S. Treasury Obligations - 2.4%
U.S. Treasury Bonds:
2.5% 2/15/45 (d)(e)		$64,000	$68,920
3% 5/15/47 (d)(e)		318,000	377,103
5% 5/15/37		50,000	73,785
U.S. Treasury Notes:
1.25% 10/31/21 (d)		100,000	99,184
2.125% 11/30/24 (d)(f)		1,500,000	1,540,723
2.125% 5/15/25 (e)		375,000	385,649
2.625% 2/15/29		170,000	184,038
			2,729,402
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,544,063)			2,729,402

Foreign Government and Government Agency Obligations - 6.5%
Greece - 1.1%
Greek Government 1.875% 7/23/26 (c)	EUR	$1,130,000	$1,295,122
Indonesia - 1.3%
Indonesian Republic 2.625% 6/14/23	EUR	1,220,000	1,439,442
Italy - 2.2%
Italian Republic 3.75% 5/1/21 (c)	EUR	2,100,000	2,433,942
United Kingdom - 1.9%
United Kingdom, Great Britain and Northern Ireland:
1.75% 9/7/37 (e)	GBP	758,000	1,068,164
4.25% 12/7/49 (d)(e)	GBP	407,000	929,915
4.75% 12/7/30	GBP	75,000	134,955

TOTAL UNITED KINGDOM			2,133,034

TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,217,002)			7,301,540
		Shares	Value

Nonconvertible Preferred Stocks - 0.6%
United Kingdom - 0.6%
Nationwide Building Society 10.25%
(Cost $677,724)		3,254	626,150
		Principal Amount(a)	Value

Preferred Securities - 21.8%
Australia - 0.6%
QBE Insurance Group Ltd. 5.25% (Reg. S) (b)(g)		700,000	704,384
Canada - 0.7%
Bank of Nova Scotia 4.65% (b)(g)		800,000	794,200
Denmark - 0.2%
Danske Bank A/S 5.875% (Reg. S) (b)(g)	EUR	220,000	253,912
France - 1.3%
Credit Agricole Assurances SA 4.25% (Reg. S) (b)(g)	EUR	600,000	717,732
Danone SA 1.75% (Reg. S) (b)(g)	EUR	700,000	779,183

TOTAL FRANCE			1,496,915

Germany - 0.4%
Deutsche Bank AG 6% (Reg. S) (b)(g)	EUR	400,000	387,726
Ireland - 0.4%
Allied Irish Banks PLC 7.375% (Reg. S) (b)(g)	EUR	400,000	462,618
Italy - 0.6%
Assicurazioni Generali SpA 6.416% (b)(g)	GBP	500,000	660,115
Luxembourg - 3.2%
CPI Property Group SA 4.375% (Reg. S) (b)(g)	EUR	450,000	499,539
Eurofins Scientific SA 2.875% (Reg. S) (b)(g)	EUR	280,000	303,355
Grand City Properties SA 3.75% (b)(g)	EUR	900,000	1,045,109
TLG Finance SARL 3.375% (Reg. S) (b)(g)	EUR	1,500,000	1,665,989

TOTAL LUXEMBOURG			3,513,992

Netherlands - 5.3%
Deutsche Annington Finance BV 4% (Reg. S) (b)(g)	EUR	300,000	350,963
Generali Finance BV 4.596% (Reg. S) (b)(g)	EUR	200,000	238,226
Stichting AK Rabobank Certificaten 6.5% (Reg. S) (g)	EUR	660,000	903,165
Telefonica Europe BV 2.625% (Reg. S) (b)(g)	EUR	500,000	554,571
Volkswagen International Finance NV:
2.5%(Reg. S) (b)(g)	EUR	1,395,000	1,556,759
2.7%(Reg. S) (b)(g)	EUR	1,100,000	1,236,412
3.75% (b)(g)	EUR	950,000	1,076,871

TOTAL NETHERLANDS			5,916,967

Spain - 1.4%
Banco Bilbao Vizcaya Argentaria SA:
5.875% (Reg. S) (b)(g)	EUR	600,000	691,573
6.75% (Reg. S) (b)(g)	EUR	800,000	887,917

TOTAL SPAIN			1,579,490

Sweden - 0.6%
Samhallsbyggnadsbolaget I Norden AB 4.625% (Reg. S) (b)(g)	EUR	600,000	703,449
United Kingdom - 7.1%
Aviva PLC:
5.9021% (b)(g)	GBP	700,000	881,889
6.125% (b)(g)	GBP	1,900,000	2,502,250
Barclays Bank PLC 7.625% 11/21/22		1,430,000	1,576,575
Barclays PLC:
6.375% (Reg. S) (b)(g)	GBP	600,000	742,038
7.125% (b)(g)	GBP	400,000	520,714
CYBG PLC 9.25% (Reg. S) (b)(g)	GBP	300,000	379,733
HSBC Holdings PLC 5.25% (b)(g)	EUR	505,000	591,707
Pennon Group PLC 2.875% (Reg. S) (b)(g)	GBP	550,000	678,539

TOTAL UNITED KINGDOM			7,873,445

TOTAL PREFERRED SECURITIES
(Cost $25,057,438)			24,347,213
		Shares	Value

Money Market Funds - 0.5%
Fidelity Cash Central Fund 1.96% (h)
(Cost $511,313)		511,217	511,319

Purchased Swaptions - 0.2%
	Expiration Date	Notional Amount	Value
Put Options - 0.2%
Option with an exercise rate of 2.75% on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	12/18/19	EUR 14,600,000	$188,862
Option with an exercise rate of 2.75% on a credit default swap with Goldman Sachs Bank USA to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	11/20/19	EUR 2,000,000	18,372
Option with an exercise rate of 2.875% on a credit default swap with Citibank, N.A. to buy protection on the 5-Year iTraxx Europe Crossover Series 31 Index expiring June 2024, paying 5% quarterly.	11/20/19	EUR 2,192,000	14,938

TOTAL PUT OPTIONS			222,172

TOTAL PURCHASED SWAPTIONS
(Cost $155,771)			222,172
TOTAL INVESTMENT IN SECURITIES - 96.5%
(Cost $109,625,621)			107,656,973
NET OTHER ASSETS (LIABILITIES) - 3.5%			3,916,162
NET ASSETS - 100%			$111,573,135

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Bond Index Contracts
ASX 10 Year Treasury Bond Index Contracts (Australia)	8	Dec. 2019	$795,627	$5,464	$5,464
ICE Long Gilt Contracts (United Kingdom)	4	Dec. 2019	660,219	2,100	2,100
TME 10 Year Canadian Note Contracts (Canada)	37	Dec. 2019	3,982,489	(61,769)	(61,769)
TOTAL BOND INDEX CONTRACTS					(54,205)
Treasury Contracts
CBOT 2-Year U.S. Treasury Note Contracts (United States)	18	Dec. 2019	3,879,000	(9,176)	(9,176)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	27	Dec. 2019	3,217,008	(7,468)	(7,468)
CBOT Long Term U.S. Treasury Bond Contracts (United States)	15	Dec. 2019	2,434,688	(26,732)	(26,732)
CBOT Ultra 10-Year U.S. Treasury Note Contracts (United States)	35	Dec. 2019	4,984,219	(50,810)	(50,810)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	19	Dec. 2019	3,646,219	(83,853)	(83,853)
TOTAL TREASURY CONTRACTS					(178,039)

TOTAL PURCHASED					(232,244)

Sold
Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	2	Dec. 2019	295,703	(1,056)	(1,056)
Eurex Euro-Bund Contracts (Germany)	11	Dec. 2019	2,089,162	6,294	6,294

TOTAL SOLD					5,238

TOTAL FUTURES CONTRACTS					$(227,006)

The notional amount of futures purchased as a percentage of Net Assets is 21.2%

The notional amount of futures sold as a percentage of Net Assets is 2.1%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/(Depreciation)
USD	31,292,000	EUR	28,008,858	JPMorgan Chase Bank, N.A.	11/26/19	$637,659
CAD	66,000	USD	49,785	Bank of America, N.A.	11/27/19	75
EUR	157,000	USD	173,712	Bank of America, N.A.	11/27/19	(1,872)
EUR	52,000	USD	57,120	Goldman Sachs Bank USA	11/27/19	(205)
EUR	303,000	USD	331,668	JPMorgan Chase Bank, N.A.	11/27/19	(27)
EUR	484,000	USD	535,327	State Street Bank and Trust Co	11/27/19	(5,577)
GBP	103,000	USD	127,520	Citibank, N.A.	11/27/19	(595)
USD	36,461	AUD	53,000	Bank of America, N.A.	11/27/19	622
USD	15,103	CAD	20,000	Citibank, N.A.	11/27/19	(6)
USD	30,077	CAD	40,000	Goldman Sachs Bank USA	11/27/19	(141)
USD	21,088	CAD	28,000	Goldman Sachs Bank USA	11/27/19	(65)
USD	18,284	CAD	24,000	JPMorgan Chase Bank, N.A.	11/27/19	153
USD	32,503	CAD	43,000	State Street Bank and Trust Co	11/27/19	19
USD	444,517	EUR	402,000	BNP Paribas SA	11/27/19	4,519
USD	183,145	EUR	165,000	BNP Paribas SA	11/27/19	2,549
USD	72,313	EUR	65,000	Bank of America, N.A.	11/27/19	1,169
USD	174,431	EUR	158,000	Bank of America, N.A.	11/27/19	1,497
USD	233,040	EUR	212,000	Bank of America, N.A.	11/27/19	1,001
USD	78,445	EUR	71,000	CIBC	11/27/19	734
USD	38,161,559	EUR	34,183,000	Goldman Sachs Bank USA	11/27/19	747,468
USD	134,071	EUR	121,000	Goldman Sachs Bank USA	11/27/19	1,634
USD	158,518	EUR	142,000	JPMorgan Chase Bank, N.A.	11/27/19	3,096
USD	175,578	EUR	158,000	Royal Bank of Canada	11/27/19	2,643
USD	168,101	GBP	139,000	Citibank, N.A.	11/27/19	(3,187)
USD	728,475	GBP	585,000	Citibank, N.A.	11/27/19	7,587
USD	185,505	GBP	152,000	Goldman Sachs Bank USA	11/27/19	(1,803)
USD	13,288,952	GBP	10,809,000	JPMorgan Chase Bank, N.A.	11/27/19	(30,845)
TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						$1,368,102
					Unrealized Appreciation	1,412,425
					Unrealized Depreciation	(44,323)

Swaps

Underlying Reference	Maturity Date	Clearinghouse / Counterparty	Fixed Payment Received/(Paid)	Payment Frequency	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Akzo Nobel NV	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,900,000	$(58,441)	$59,679	$1,238
BNP Paribas	Dec. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 1,000,000	1,952	(6,518)	(4,566)
Commerzbank AG	Dec. 2024	Goldman Sachs Bank USA	(1%)	Quarterly	EUR 1,250,000	45,372	(52,001)	(6,629)
Gas Natural Capital Markets SA	Jun. 2022	BNP Paribas SA	(1%)	Quarterly	EUR 1,250,000	(29,357)	19,816	(9,541)
Leonardo Spa	Dec. 2024	Citibank, N.A.	(5%)	Quarterly	EUR 800,000	(186,990)	190,192	3,202
Volvo Treas Ab	Jun. 2024	Citibank, N.A.	(1%)	Quarterly	EUR 300,000	(8,014)	7,146	(868)

TOTAL CREDIT DEFAULT SWAPS						$(235,478)	$218,314	$(17,164)

Swaps

Payment Received	Payment Frequency	Payment Paid	Payment Frequency	Clearinghouse / Counterparty(1)	Maturity Date	Notional Amount	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
0.75%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2029	EUR 3,340,000	$152,758	$0	$152,758
1.25%	Annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2034	EUR 3,850,000	460,459	0	460,459
1.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 830,000	103,827	0	103,827
0.25%	Semi - annual	6-month EURIBOR(3)	Semi - annual	LCH	Dec. 2039	EUR 205,000	(3,261)	0	(3,261)

TOTAL INTEREST RATE SWAPS							$713,783	$0	$713,783

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

 (3) Represents floating rate.

Currency Abbreviations

AUD – Australian dollar

CAD – Canadian dollar

EUR – European Monetary Unit

GBP – British pound

USD – U.S. dollar

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Amount is stated in United States dollars unless otherwise noted.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,941,481 or 9.8% of net assets.

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $371,647.

 (e) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $539,348.

 (f) Security or a portion of the security has been segregated as collateral for open forward foreign currency contracts, options and bi-lateral over-the-counter (OTC) swaps. At period end, the value of securities pledged amounted to $257,841.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,632
Total	$18,632

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, foreign government and government agency obligations, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker supplied prices.

Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates.

When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. For foreign debt securities, when significant market or security specific market events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

The U.S. dollar value of foreign currency contracts is determined using currency exchange rates supplied by a pricing vendor and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Options traded over-the-counter are valued using vendor or broker-supplied valuations and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

Derivative Instruments

Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts, including futures contracts, forward foreign currency contracts, options and swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk - Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, such as foreign currency contracts, options and bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded futures contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to exchange-traded futures may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies. Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates. Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract’s exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Options: Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date. The Fund used OTC options, such as swaptions, which are options where the underlying instrument is a swap, to manage its exposure to potential credit events. Open options at period end are presented in the Schedule of Investments under the captions "Purchased Options," "Purchased Swaptions," "Written Options" and "Written Swaptions." Writing puts and buying calls tend to increase exposure to the underlying instrument while buying puts and writing calls tend to decrease exposure to the underlying instrument. For purchased options, risk of loss is limited to the premium paid, and for written options, risk of loss is the change in value in excess of the premium received.

Swaps: A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Credit Default Swaps: Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs. For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

Interest Rate Swaps: Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

Open swaps at period end are included in the Schedule of Investments under the caption Swaps.

Risks of Investing in European Countries

The recent global financial crisis has created uncertainty surrounding the sovereign debt of many European countries. If there is a default or debt restructuring by any European country or if one or more countries leave the European Monetary Union or the European Monetary Union dissolves, there may be wide-ranging effects on global markets. Such events could significantly affect the value or liquidity of the Fund's investments in the region or with exposure to the region.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.